SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 12, 2004

(Date of earliest event reported)

ESB Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19345	25-1659846

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Lawrence Avenue, Ellwood City, Pennsylvania	16117

(Address of principal executive offices)	(Zip Code)

(724) 758-5584

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     On August 12, 2004, ESB Financial Corporation (“ESB”), a Pennsylvania corporation headquartered in Ellwood City, Pennsylvania, and PHSB Financial Corporation (“PHSB”), a Pennsylvania corporation headquartered in Beaver Falls, Pennsylvania, entered into an Agreement and Plan of Reorganization (including a related Agreement of Merger, the “Agreement”), which sets forth the terms and conditions under which PHSB will merge with and into ESB (the “Merger”).

     The Agreement provides, among other things, that upon consummation of the Merger each outstanding share of common stock of PHSB (“PHSB Common Stock”) (other than shares held by PHSB (including treasury shares) or ESB or any of their respective wholly-owned subsidiaries, in each case other than in a fiduciary capacity) shall, by virtue of the Merger, and without any further action by the holder thereof, be converted into the right to receive $27.00 in cash or common stock of ESB (“ESB Common Stock”) at the election of the holder thereof, subject to an overall requirement that 50% of the total outstanding PHSB Common Stock be exchanged for ESB Common Stock and 50% for cash.

     Concurrently with the execution and delivery of the Agreement, ESB entered into a stockholder agreement with the directors of PHSB (the “PHSB Stockholder Agreements”) whereby the directors of PHSB agreed to vote their shares of PHSB Common Stock in favor of the Merger at the meeting of PHSB stockholders to be called to approve the Merger and PHSB entered into a stockholder agreement with the directors of ESB (the “ESB Stockholder Agreements”) whereby the directors of ESB agreed to vote their shares of ESB Common Stock in favor of the Merger at the meeting of ESB stockholders to be called to approve the Merger.

     Consummation of the Merger is subject to the approval of the stockholders of PHSB and ESB and the receipt of all required regulatory approvals, including the approval of the proposed merger of PHSB banking subsidiary, Peoples Home Savings Bank, with and into ESB’s banking subsidiary, ESB Bank, immediately following consummation of the Merger, as well as other customary conditions.

     For additional information, reference is made to the press release dated August 12, 2004, which is included as Exhibit 99.1 and is incorporated herein by reference, and the other exhibits filed herewith.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are filed with this report:

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, dated as of August 12, 2004, between ESB and PHSB (including the related form of Agreement of Merger attached as Exhibit C thereto)

10.1	Form of Stockholder Agreement between ESB and the directors of PHSB (included as Exhibit A to Exhibit 2.1)

10.2	Form of Stockholder Agreement between PHSB and the directors of ESB (included as Exhibit B to Exhibit 2.1)

99.1	Press Release dated August 12, 2004*

*	Incorporated by reference from ESB’s filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 on August 12, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESB FINANCIAL CORPORATION

Date: August 13, 2004	By:	/s/ Charlotte A. Zuschlag

Charlotte A. Zuschlag
President and Chief Executive Officer

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